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                                                                    EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT


                  Registration Rights Agreement (the "Agreement"), dated as of November 22, 1999, by and between Westbury Metals Group, Inc., a New York corporation (the "Company"), and the Persons whose signatures appear on the signature pages hereto as of the date hereof or hereafter (the "Purchasers").

                                R E C I T A L S:

                  A. This Agreement is made pursuant to the Private Placement Offering Memorandum dated as of November 18, 1999 (the "Memorandum") and the Agency Agreement dated as of November 18, 1999 (the "Agency Agreement") between KSH Investment Group, Inc. (the "Placement Agent") and the Company. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Memorandum.

                  B. The Memorandum and the Agency Agreement provide, among other things, for the sale and issuance by the Company to the Purchasers of units (the "Units"), each consisting of (i) one share of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), and (ii) a redeemable warrant to purchase one-half share of the Company's Common Stock at a price per share of $4.00 (each a "Warrant" and collectively, the "Purchasers' Warrants"). In addition, the Company will issue to the Placement Agent warrants to purchase Common Stock equal to 5% of the aggregate shares (excluding shares underlying the Warrants) sold in the Offering (the "Placement Agent's Warrants") and up to 250,000 investment banking warrants (the "Investment Banking Warrants" and together with the Purchasers' Warrants and the Placement Agent's Warrants, the "Warrants"), each entitling the Placement Agent to purchase one share of the Company's Common Stock at a price of $4.00 per share.

                  C. In order to induce the Purchasers to purchase the Units, the Company has agreed to provide the registration rights set forth in this Agreement.

                  NOW, THEREFORE, the parties hereby agree as follows:

          1.      Definitions.

                  In addition to terms defined elsewhere in this Agreement, as used in this Agreement, the following capitalized terms shall have the following meanings:

                  "Common Stock" means the common stock of the Company, $0.001 per share, as set forth in Recital B above.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar or successor federal statute and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

                  "Holder" means any Person who executes a counterpart of this Agreement on or after the date hereof and any Person who becomes a Holder after the date of this Agreement pursuant to Paragraph 12(a).

                  "Indemnified Party" has the meaning set forth in Paragraph
8(c).

                  "Indemnifying Party" has the meaning set forth in Paragraph 8(c).

                  "Investment Banking Warrants" means up to 250,000 warrants issued to the Placement Agent, each entitling the Placement Agent to purchase one share of the Company's Common Stock at a price per share of $4.00.


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                  "NASD" means the National Association of Securities Dealers,
Inc.

                  "Person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof, or any other entity of any kind.

                  "Placement Agent" means KSH Investment Group, Inc.

                  "Placement Agent's Warrants" means the warrants issued to the Placement Agent to purchase Common Stock equal to 5% of the aggregate shares sold in the Offering.

                  "Registered Securities" means Registrable Securities which have been registered under the Securities Act pursuant to a registration statement filed with and declared effective by the SEC.

                  "Registrable Securities" means the Common Stock included in the Units and the Registrable Shares.

                  "Registrable Shares" means the shares of Common Stock into which the Purchasers' Warrants, the Placement Agent's Warrants and the Investment Banking Warrants are exercisable.

                  "Registration Expenses" means all Expenses (excluding Selling Expenses) incident to the Company's performance of or compliance with Paragraph 3 of this Agreement, including without limitation all registration and filing fees, including fees with respect to filings required to be made with any stock exchange or the NASD, fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), messenger, telephone and delivery expenses, and the fees and expenses of counsel for the underwriter, costs of printing prospectuses, and fees and disbursements of counsel for the Company.

                  "Registration Statement" means any registration statement of the Company which includes any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included or deemed included in the Registration Statement and all amendments and supplements to the Registration Statement or the prospectus, including post-effective amendments, and all exhibits to, and all materials incorporated by reference in, the Registration Statement.

                  "SEC" means the United States Securities and Exchange Commission or any similar agency then having the authority to enforce the Exchange Act or the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar or successor statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

                  "Selling Expenses" means (i) all fees and expenses of counsel for the Holder(s), (ii) all discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities, (iii) transfer taxes and (iv) any other expenses of the Holder(s) incident to this Agreement (excluding Registration Expenses).

                  "Selling Holders" has the meaning set forth in Paragraph
4(b).

          2. Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities, but such benefits shall continue with respect to each such security only so long as such security continues to be a Registrable Security. A security ceases to be a Registrable Security when (a) a Registration Statement covering the sale of such Registrable Security has been declared effective under the Securities Act and the Registrable Security has been sold in accordance with the Registration Statement; (b) it is distributed to the public pursuant to Rule 144 (or any

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similar provision then in force) under the Securities Act; (c) a new certificate representing such security has been delivered (to the original Holder or any subsequent transferee) by the Company free from any restrictive legend and without issuance of stop transfer or other instructions to the Company's transfer agent and the Holder of such security has been advised by counsel reasonably acceptable to it that subsequent disposition of such security will not require registration or qualification under the Securities Act then in effect; or (d) the security has ceased to be outstanding.

          3.      Shelf Registration.

                  (a) The Company shall file with the SEC within 60 days following the final closing, and shall use its reasonable best efforts to cause the SEC to promptly declare effective, a Registration Statement on any appropriate form under the Securities Act relating to the Registrable Securities, which Registration Statement shall provide for the sale by the Holders thereof of the Registrable Securities from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration").

                  (b) The foregoing notwithstanding, the Company shall have the right in order to avoid the disclosure of any corporate development that the Company is not otherwise obligated to disclose to delay the filing of the Registration Statement with respect to the Shelf Registration for a reasonable length of time (a "Delay Period"); provided, that the aggregate number of days in the Delay Period in any twelve (12) month period shall not exceed 90. The Company shall, provide written notice to each Holder of Registrable Securities to be covered by the Shelf Registration of the beginning and end of the Delay Period.

                  (c) If the Company fails to file a Registration Statement within 60 days following January 28, 2000 or any extended termination date of the Unit offering, the Company will issue to each Purchaser penalty shares equal to 10% of the shares (excluding shares underlying the Warrants) purchased by such Purchaser. Failure to file a Registration Statement or cause such Registration Statement to become effective pursuant to the provisions of this
Section 3 by reason of delays caused by any of the Holders in connection with their rights set forth in Section 4(l) of this Agreement shall not result in a breach of this Section 3.

                  (d) To the extent that the Holders of Registrable Securities would not be adversely affected, the Company may include other securities in such Shelf Registration (whether for the account of the Company or otherwise, including without limitation any securities of the Company held by security holders, if any, who have piggyback registration rights with respect thereto) or otherwise combine the offering of the Registrable Securities with any offering of other securities of the Company (whether for the account of the Company or otherwise).

          4. Registration Obligations of the Company. In connection with the filing of a Registration Statement pursuant to Paragraph 3 the Company shall:

                  (a) Use its reasonable best efforts to cause such Registration Statement to remain in effect until all Common Stock issued pursuant to the Memorandum and all Registrable Shares issuable upon exercise of the Warrants issued under the Memorandum has been sold or is otherwise fully tradable under the Securities Act.

                  (b) Notify the Holders whose Registrable Securities are included in such Registration Statement (the "Selling Holders") promptly after the Company shall receive notice thereof, of the time when such Registration Statement became effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

                  (c) During the period in which the Company is obligated to use its reasonable best efforts to keep a Registration Statement effective pursuant to this Paragraph 4, prepare and promptly file


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with the SEC any amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading and (ii) to keep current the financial statements included in the Prospectus in accordance with Section 10(a)(3) of the Securities Act of 1933, as amended;

                  (d) Advise the Selling Holders promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effectiveness of any such Registration Statement or amendment thereto, and promptly use its reasonable best efforts to prevent the issue of any stop order or obtain its withdrawal promptly if such stop order should be issued; and

                  (e) Use its best efforts to qualify as soon as reasonably practicable the Registrable Securities for sale under the securities or blue sky laws of such states and jurisdictions within the United States as shall be reasonably requested by the Selling Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions;

          5. Expenses. The Company will pay all Registration Expenses in connection with registrations of Registrable Securities effected pursuant to Paragraph 3. All Selling Expenses in connection with any registration effected pursuant to this Agreement shall be borne by the Holder(s).

          6.      Indemnification.

                  (a) To the extent permitted by applicable law, the Company will indemnify each Holder of the Registrable Securities joining in a registration, each Person who controls such Holder within the meaning of Section 15 of the Securities Act, and each underwriter of the securities so registered and each person who controls such underwriter, and their respective officers, directors, partners, agents, employees and successors (each a "Section 6(a) Indemnitee"), against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof), to which such
Section 6(a) Indemnitee may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such claims, losses, damages, liabilities, fines and penalties arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon any omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law and will reimburse each such
Section 6(a) Indemnitee for (and will make periodic advances to cover) any legal and any other expenses reasonably incurred in connection with investigating or defending any such demand, claim, loss, damage, liability or action promptly after submission of supporting materials with respect to such expenses; provided, however, that the Company shall not be required to indemnify any
Section 6(a) Indemnitee for any cost, expense, demand, claim, loss, damage, liability, fine or penalty which arises out of or is based upon (i) any written information provided by any such Section 6(a) Indemnitee, respectively, expressly for inclusion in the Registration Statement or (ii) the circumstances set forth in clause (y) of paragraph (b) below.

                  (b) To the extent permitted by applicable law, each Holder joining in a registration, severally and not jointly, will indemnify the Company, each of its officers, directors, employees, agents, successors and controlling persons (within the meaning of Section 15 of the Exchange Act) (each, a "Section 6(b) Indemnitee"), against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof) to which such Section 6(b) Indemnitee may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, fines and penalties arise out of or are based upon an untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out


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of or are based upon (x) the omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement or omission (or alleged omission) was made in any Registration Statement or prospectus in reliance upon and in conformity with information furnished to the Company by such Holder joining in a registration specifically for use in the preparation thereof, or (y) any untrue statement or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact from, a prospectus if (i) a later prospectus corrected the untrue statement or alleged untrue statement, or omission or alleged omission, (ii) at such time the Company had advised the Holder of the availability of the revised prospectus, and (iii) there would have been no such liability had such later prospectus actually been delivered to the purchaser prior to confirmation of sale.

                  (c) Each party entitled to indemnification under this Paragraph 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided such counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if (i) the Indemnifying Party has agreed in writing to pay such expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to the Indemnified Party, or (iii) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party's counsel, representation of both parties by the same counsel would be inappropriate due to actual conflicts of interest. In the event that the Indemnifying Party properly does not assume such defense, the Indemnifying Party shall not be subject to any liability for any settlement made without its prior written consent, which consent shall not be unreasonably withheld or delayed. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Paragraph 6 only to the extent that such failure to give notice shall adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such Indemnified Party.

          7.      Contribution.

                  (a) If the indemnification provided for in Paragraph 6 from the Indemnifying Party is unavailable to or unenforceable by the Indemnified Party in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Paragraph 6, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.


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                  (b) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Paragraph 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.

                  (c) If Indemnification is available under Paragraph 6, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Paragraph 6 without regard to the relative fault of the Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Paragraph 7.

          8. Holdback Agreement: Restrictions on Public Sale by Holder of Registrable Securities. To the extent requested by the Company and the managing underwriter with respect to a registration statement, each Holder whose Registrable Securities are included in a Registration Statement filed pursuant to Paragraph 3 hereof agrees not to effect any public sale or distribution of the issue being registered or any similar security of the Company, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the thirty (30)-day period prior to, and during the 120-day period beginning on, the effective date of such registration statement, to the extent such sales may prevent the Company from being in compliance with the Exchange Act; provided, however, that all officers and directors of the Company enter into similar agreements. Such agreement shall be in writing reasonably satisfactory to the Company and such managing underwriter.

          9.      Obligations of Holder.

                  (a) Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder, and shall otherwise use reasonable best efforts to cooperate with the Company and any underwriter(s), as the Company may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

                  (b) Each Holder of the Registrable Securities agrees by acquisition of such Registered Securities that upon receipt of any notice from the Company pursuant to Paragraph 4(d), such Holder will forthwith discontinue such Holder's disposition of Registered Securities pursuant to the Registration Statement relating to such Registered Securities under such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 4(d) and if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registered Securities at the time of receipt of such notice.

          10.     Mergers. etc.

                  The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization, provided that to the extent such securities to be received are convertible into shares of common stock of the issuer thereof, then any such shares of common stock or other securities as are issued or issuable upon conversion of said convertible securities shall also be included within the definition of "Registrable Securities."

          11.     Miscellaneous.


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                  (a) Transfer of Certain Rights. The rights granted to the
Holders under this Agreement may be transferred only to a transferee who delivers to the Company, within a reasonable time after such transfer, a written instrument by which such transferee agrees to be bound by the applicable terms of this Agreement. Notwithstanding the foregoing, nothing herein shall prohibit:
(i) any Holder from transferring any of its rights under this Agreement to any wholly-owned subsidiary of such Holder or to any entity which merges or consolidates with or acquires all or substantially all of the equity securities or assets of such Holder, (ii) any Holder which is a partnership from transferring any of its rights under this Agreement to a partner of such partnership where such partner receives Registrable Securities in a distribution from such partnership, (iii) any Holder who is an individual from transferring any of its rights under this Agreement to such Holder's spouse or to other relatives, or to a trust for the benefit of the Holder, or his or her spouse or other relatives; or (iv) any trustee of a trust which holds Registrable Securities from distributing such Registrable Securities to the beneficiaries of such trusts; provided that any such transferee under subparagraphs (i), (ii),
(iii) or (iv) above will hold the Registrable Securities subject to the terms and conditions of this Agreement. Upon any transfer of the rights of a Holder permitted by and completed in compliance with the terms of this Agreement, the transferee shall become a "Holder" for purposes of this Agreement.

                  (b) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and Holders of at least a majority of the Registrable Securities affected by such amendment, modification, supplementation, waiver or consent. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holders of a majority of the Registrable Securities being sold by such Holders, provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be delivered by hand, overnight courier service, registered or certified first-class mail, return receipt requested, or telecopier; if to a Holder, at the address set forth opposite such Holder's name on the signature pages attached hereto or such other address as may have been furnished to the Company in writing; if to the Company, at 750 Shames Drive, Westbury, New York 11590, Attention: Chief Financial Officer, and thereafter at such other address, notice of which is given in accordance with the provisions of this Paragraph 12(d).

                  All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; one business day after sent if sent by courier service.

                  (e) No Inconsistent Agreements. The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the securities of the Company under any other agreements.


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                  (f) Governing Law; Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regarding to the conflict of laws provisions thereof. The parties irrevocably agree that all actions arising directly or indirectly as a result or in consequence of this Agreement and the transactions contemplated hereby, shall be instituted and litigated only on federal, state or local courts sitting in New York City, New York and each of the parties hereby consents to the exclusive jurisdiction and venue of any such court, and waives any objection based on forum nonconveniens.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) Entire Agreement. This Agreement and the Memorandum (and all exhibits and/or schedules attached hereto and thereto) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities now or hereafter owned by the Holders.

                  (k) Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.


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                  IN WITNESS WHEREOF, the Agreement has been duly executed by the parties as of the date first above written.

                                   WESTBURY METALS GROUP, INC.


                                   By:
                                      --------------------------------
                                   Its:
                                       -------------------------------

                                   HOLDERS:

                                   If an individual:


                                   -----------------------------------
                                   Signature

                                   -----------------------------------
                                   Print Name


                                   If an entity:


                                   -----------------------------------
                                   Print Name of Entity


                                   By:
                                      --------------------------------

                                   Its:
                                       -------------------------------




                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT